UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

ALCOA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 315-2900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 5, 2022, Alcoa Corporation (“Alcoa”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting.

Item 1. The 10 director nominees nominated by the Alcoa Board of Directors (the “Board”) for election to the Board were elected, each for a one-year term expiring in 2023, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Steven W. Williams	130,585,012	5,249,278	186,714	15,344,286
Mary Anne Citrino	128,879,046	6,974,613	167,345	15,344,286
Pasquale (Pat) Fiore	130,830,615	5,006,614	183,775	15,344,286
Thomas J. Gorman	129,316,298	6,529,005	175,701	15,344,286
Roy C. Harvey	130,853,817	5,003,207	163,980	15,344,286
James A. Hughes	130,856,721	4,996,248	168,035	15,344,286
James E. Nevels	129,857,607	5,982,586	180,811	15,344,286
Carol L. Roberts	130,818,180	5,043,899	158,925	15,344,286
Jackson (Jackie) P. Roberts*	130,853,371	4,986,423	181,210	15,344,286
Ernesto Zedillo	130,032,454	5,821,425	167,125	15,344,286

*

Ms. Jackie Roberts was first elected to the Board at the Annual Meeting. In connection with her election to the Board, the Board appointed Ms. Roberts to serve on its Compensation and Benefits Committee and Safety, Sustainability and Public Issues Committee.

Item 2. The appointment of PricewaterhouseCoopers LLP as Alcoa’s independent auditor for 2022 was ratified based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
150,740,472	346,045	278,773	0

Item 3. The advisory vote to approve Alcoa’s 2021 named executive officer compensation was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
128,808,080	6,885,790	327,134	15,344,286

Item 4. The non-binding stockholder proposal to reduce the ownership threshold for stockholders to call a special meeting was not approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
51,955,696	83,432,298	633,010	15,344,286

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

Date: May 11, 2022	By:	/s/ Marissa P. Earnest
Marissa P. Earnest
Senior Vice President, Chief Governance Counsel and Secretary